© Ciena Corporation 2023. All rights reserved. Proprietary Information. Ciena Corporation Fiscal Q4 and 2023 Earnings Presentation Period ended October 28, 2023 December 7, 2023

© Ciena Corporation 2023. All rights reserved. Proprietary Information.2 Forward-looking statements and non-GAAP measures You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission (SEC) filings, recent news, financial results, supplemental financial information, and other announcements. From time to time, we exclusively post material information to this website along with other disclosure channels that we use. Information in this presentation and related comments of presenters contain a number of forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project", “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers, their spending, and their businesses and markets; our ability to execute our business and growth strategies; the impact of macroeconomic conditions and global supply chain constraints or disruptions, including increased supply costs and lead times; the impact of the introduction of new technologies by us or our competitors; seasonality and the timing and size of customer orders, their delivery dates, and our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical tensions or events, including but not limited to the ongoing conflicts between Ukraine and Russia and Israel and Hamas, and public health emergencies or epidemics, including the COVID-19 pandemic; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; cyberattacks, data breaches or other security incidents involving our enterprise network environment or our products; regulatory changes, litigation involving our intellectual property or government investigations; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Quarterly Report on Form 10-Q filed with the SEC on September 6, 2023 and Ciena’s Annual Report on Form 10-K to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our report on Form 10K filed with the Securities and Exchange Commission.

© Ciena Corporation 2023. All rights reserved. Proprietary Information.3 Table of Contents 1. Overview and recent achievements 2. Market context and Ciena's portfolio 3. Fiscal year 2023 financial performance 4. Fiscal Q4 2023 financial performance 5. Appendix

© Ciena Corporation 2023. All rights reserved. Proprietary Information. Overview and Recent Achievements

© Ciena Corporation 2023. All rights reserved. Proprietary Information.5 Ciena is an industry-leading global networking systems, services, and software company ….. Leading technology and innovation … with a strong track record of creating shareholder value Diversification and scale of business Leader in Optical markets and disruptor in emerging opportunities Demonstrated track record of financial performance Flexibility with strong balance sheet

© Ciena Corporation 2023. All rights reserved. Proprietary Information.6 FY 2023 key achievements • Announced WaveLogic™ 6, our next generation of coherent optics and the industry's first to support up to 1.6Tbps single-carrier wavelengths • Delivering industry-leading coherent technology with WaveLogic 5 Extreme (WL5e), the most widely deployed 800G solution, and WaveLogic 5 Nano interoperable and performance pluggables ▪ Launched WaveRouter, a purpose-built Coherent Router and industry-first platform architecture optimally designed for the converged metro ▪ Offering a fully integrated per port architecture for Broadband Access Solution encompassing products across our Routing and Switching portfolio We are driving the pace of innovation We are committed to our people, communities, and the environment We have a resilient business and financial model • Delivered revenue growth of 21% over fiscal 2022 • We repurchased approximately 5.7 million shares for $250 million as part of our $1 billion stock repurchase program ◦ Under this program, we have repurchased a total of 14.1 million shares for $750 million and we are committed to completing the program by FYE 2024 • Our balance sheet remains a significant differentiator ◦ Ended the fiscal quarter with approximately $1.25B in cash and investments • Released our updated Sustainability Report, detailing our progress and performance across environmental, social, and governance programs • Obtained approval from the Science Based Target Initiative (SBTi) of new greenhouse gas reduction goals to address our direct operations, as well as our innovative technology solutions, which can reduce the environmental impact of networks across the globe • Awarded 20 schools with a Ciena Solutions Challenge Sustainability Award, helping them bring to life their innovative solutions to sustainability challenges affecting their local communities

© Ciena Corporation 2023. All rights reserved. Proprietary Information. Market context and Ciena's portfolio

© Ciena Corporation 2023. All rights reserved. Proprietary Information.8 Mega-trends driving strong network traffic growth Digital Transformation & Automation AI & Cloud Data Center Mobility & 5G IoT and Connected Objects Virtual & Hybrid Lifestyles

© Ciena Corporation 2023. All rights reserved. Proprietary Information.9 The Adaptive Network enables customers to create flexible, open, and sustainable networks

Our market leadership

OMDIA

#1 Globally
- Purpose-built/compact modular DCI
- SLTE WDM
- Access switching

#1 N. America
- Total optical networking
- Purpose-built/compact modular DCI
- Access switching

#2 Globally
- Total optical networking

Optical Networking Report, 3Q23
Service Provider Switching & Routing Report, 3Q23

Cignal AI Active Insight

#1 Globally
- Purpose-built/compact modular DCI
- Optical for cloud & COLO
- SLTE WDM

#1 N. America
- Total optical networking
- Purpose-built/compact modular DCI
- Optical for cloud & COLO
- Packet access

#2 Globally
- Total optical networking
- Optical for service provider
- Optical for enterprise & government
- Packet access

Transport Hardware and Markets Report, 3Q23
Transport Applications Report, 2Q23

Dell'Oro Group

#1 Globally
- Data center interconnect
- Optical for internet content provider customers
- Optical for cable MSO customers

#1 N. America
- Data center interconnect
- Total optical networking
- Optical packet

#2 Globally
- Total optical networking
- Optical packet
- Purpose-built/compact modular DCI
- Communication service provider customers

Optical Transport Report, 3Q23

10
© Ciena Corporation 2023. All rights reserved. Proprietary Information.
ciena

© Ciena Corporation 2023. All rights reserved. Proprietary Information.11 Next-Gen Metro and Edge is a strategic growth segment Fiber Broadband Access is a key driver in this space

© Ciena Corporation 2023. All rights reserved. Proprietary Information. Fiscal full year 2023 results

© Ciena Corporation 2023. All rights reserved. Proprietary Information.13 Fiscal FY 2023 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. FY 2023 FY 2022 Revenue $4,386.5M $3,632.7M Adjusted Gross Margin* 43.5% 43.6% Adjusted Operating Expense* $1,332.8M $1,177.0M Adjusted Operating Margin* 13.1% 11.2% Adjusted EBITDA* $665.8M $502.4M Adjusted EPS* $2.72 $1.90

© Ciena Corporation 2023. All rights reserved. Proprietary Information. Q4 FY 2023 results

Q4 FY 2023 key highlights

Achieving balanced growth

- Non-telco represented a record high 52% of total revenue
  - Direct Cloud Provider revenue more than doubled YoY
- Routing and Switching revenue increased 25% YoY
- APAC revenue increased 46% YoY
- EMEA revenue increased 21% YoY

Driving the pace of innovation

- Record quarter for both WL5e and 6500 RLS shipments driven by Cloud provider network expansion
- Customer traction continues with WL5e 800G technology, surpassing 100,000 WL5e shipments in the quarter
- Received first submarine order for WaveLogic 6
- Reached a milestone of over 300 Routing and Switching customers and surpassed 50 broadband access customers
- Received initial orders for WaveRouter, an industry-first platform architecture optimally designed for the converged metro

Prioritizing long term shareholder value

- Total shareholder return five-year CAGR of 8%[1]
- Under our authorized $1 billion stock repurchase program, repurchased ~4.2 million shares for $189 million - fulfilling our $250 million goal for FY 2023

[1] Based on closing share price between 11/27//2018 to 11/27/2023

15

© Ciena Corporation 2023. All rights reserved. Proprietary Information.

ciena

© Ciena Corporation 2023. All rights reserved. Proprietary Information.16 Q4 FY 2023 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. Q4 FY 2023 Q4 FY 2022 Revenue $1,129.5M $971.0M Adjusted Gross Margin* 43.7% 45.2% Adjusted Operating Expense* $337.6M $312.8M Adjusted Operating Margin* 13.8% 13.0% Adjusted EBITDA* $178.8M $153.5M Adjusted EPS* $0.75 $0.61

© Ciena Corporation 2023. All rights reserved. Proprietary Information.17 Q4 FY 2023 comparative operating metrics Q4 FY 2023 Q4 FY 2022 Cash and investments $1.25B $1.18B Cash from (used in) operations $196M $(15)M DSO 92.0 100.0 Inventory Turns 2.0 1.9 Gross Leverage 2.44x 2.25x Net Cash (Debt) $(373)M $51M

© Ciena Corporation 2023. All rights reserved. Proprietary Information.18 Revenue by segment (Amounts in millions) Q4 FY 2023 Q4 FY 2022 Revenue %** Revenue %** Networking Platforms Optical Networking $748.0 66.2 $649.9 66.9 Routing and Switching 128.9 11.4 102.8 10.6 Total Networking Platforms 876.9 77.6 752.7 77.5 Platform Software and Services 82.1 7.3 71.6 7.4 Blue Planet Automation Software and Services 20.0 1.8 21.2 2.2 Global Services Maintenance Support and Training 74.4 6.6 73.1 7.5 Installation and Deployment 60.1 5.3 36.9 3.8 Consulting and Network Design 16.0 1.4 15.5 1.6 Total Global Services 150.5 13.3 125.5 12.9 Total $1,129.5 100.0 $971.0 100.0 * A reconciliation of these non-GAAP measures to GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue

© Ciena Corporation 2023. All rights reserved. Proprietary Information.19 Record revenue derived from non-telco customers

© Ciena Corporation 2023. All rights reserved. Proprietary Information.20 Revenue by geographic region 12% 13% 16% 14% 15% 14% 74% 72% 70% 70% 15% 15% 14% 15% 71%

© Ciena Corporation 2023. All rights reserved. Proprietary Information. Q4 FY 2023 appendix

© Ciena Corporation 2023. All rights reserved. Proprietary Information.22 Q4 FY 2023 Q3 FY 2023 Q2 FY 2023 Q1 FY 2023 Q4 FY 2022 GAAP gross profit $486,281 $448,941 $487,683 $455,946 $433,597 Share-based compensation-products 1,194 1,118 1,155 1,051 907 Share-based compensation-services 2,827 2,687 2,659 2,297 2,066 Amortization of intangible assets 2,763 3,187 3,431 2,883 2,005 Total adjustments related to gross profit 6,784 6,992 7,245 6,231 4,978 Adjusted (non-GAAP) gross profit $493,065 $455,933 $494,928 $462,177 $438,575 Adjusted (non-GAAP) gross profit percentage 43.7% 42.7% 43.7% 43.7% 45.2 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q4 FY 2023	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022
GAAP operating expense	$394,979	$370,727	$384,870	$370,730	$356,329
Share-based compensation-research and development	11,412	10,954	10,731	9,234	8,507
Share-based compensation-sales and marketing	9,187	8,770	8,755	8,424	8,084
Share-based compensation-general and administrative	10,274	9,377	8,468	9,468	7,610
Significant asset impairments and restructuring costs	7,209	4,174	8,153	4,298	13,621
Amortization of intangible assets	10,578	9,487	9,845	7,441	5,754
Acquisition and integration costs	—	59	857	2,558	—
Legal Settlement	8,750	—	—	—	—
Total adjustments related to operating expense	57,410	42,821	46,809	41,423	43,576
Adjusted (non-GAAP) operating expense	**$337,569**	**$327,906**	**$338,061**	**$329,307**	**$312,753**

Income from Operations Reconciliation
(Amounts in thousands)

	Q4 FY 2023	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022
GAAP income from operations	$91,302	$78,214	$102,813	$85,216	$77,268
Total adjustments related to gross profit	6,784	6,992	7,245	6,231	4,978
Total adjustments related to operating expense	57,410	42,821	46,809	41,423	43,576
Total adjustments related to income from operations	64,194	49,813	54,054	47,654	48,554
Adjusted (non-GAAP) income from operations	**$155,496**	**$128,027**	**$156,867**	**$132,870**	**$125,822**
Adjusted (non-GAAP) operating margin percentage	**13.8 %**	**12.0 %**	**13.8 %**	**12.6 %**	**13.0 %**

23

© Ciena Corporation 2023. All rights reserved. Proprietary Information.

ciena

Net Income Reconciliation
(Amounts in thousands)

	Q4 FY 2023	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022
GAAP net income	$91,199	$29,733	$57,654	$76,241	$57,645
Exclude GAAP provision (benefit) for income taxes	(20,681)	34,608	29,821	25,078	7,735
Income before income taxes	70,518	64,341	87,475	101,319	65,380
Total adjustments related to income from operations	64,194	49,813	54,054	47,654	48,554
Loss on extinguishment and modification of debt	7,874	—	—	—	—
(Gain) loss on cost method equity investment	—	87	—	(26,455)	—
Adjusted income before income taxes	142,586	114,241	141,529	122,518	113,934
Non-GAAP tax provision on adjusted income before income taxes	31,369	25,133	31,136	26,954	23,015
Adjusted (non-GAAP) net income	**$111,217**	**$89,108**	**$110,393**	**$95,564**	**$90,919**
Weighted average basic common shares outstanding	147,437	149,690	149,616	149,081	148,548
Weighted average diluted potential common shares outstanding[1]	147,891	149,977	150,147	149,551	149,111

Net Income per Common Share

	Q4 FY 2023	Q3 FY 2023	Q2 FY 2023	Q1 FY 2023	Q4 FY 2022
GAAP diluted net income per potential common share	$ 0.62	$ 0.20	$ 0.38	$ 0.51	$ 0.39
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.75**	**$ 0.59**	**$ 0.74**	**$ 0.64**	**$ 0.61**

1. Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the fourth quarter of fiscal 2023 includes 0.5 million shares underlying certain stock option and stock unit awards.

© Ciena Corporation 2023. All rights reserved. Proprietary Information.

24

ciena

© Ciena Corporation 2023. All rights reserved. Proprietary Information.25 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q4 FY 2023 Q3 FY 2023 Q2 FY 2023 Q1 FY 2023 Q4 FY 2022 Net income (GAAP) $91,199 $29,733 $57,654 $76,241 $57,645 Add: Interest expense 24,207 24,060 23,889 15,870 13,775 Less: Interest and other income, net 11,297 10,187 8,551 31,973 1,887 Add: Loss on extinguishment and modification of debt 7,874 — — — — Add: Provision (benefit) for income taxes (20,681) 34,608 29,821 25,078 7,735 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 23,351 23,310 23,695 22,208 27,642 Add: Amortization of intangible assets 13,342 12,674 13,275 10,325 7,759 EBITDA $127,995 $114,198 $139,783 $117,749 $112,669 Add: Share-based compensation cost 34,894 32,906 31,768 30,474 27,174 Add: Significant asset impairments and restructuring costs 7,209 4,174 8,153 4,298 13,621 Add: Acquisition and integration costs — 59 857 2,558 — Add: Legal settlement 8,750 — — — — Adjusted EBITDA $178,848 $151,337 $180,561 $155,079 $153,464 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)